Provisions	12 Months Ended
Jun. 30, 2021
Samarco dam failure [member]
Statement [Line Items]
Provisions
4    Significant events – Samarco dam failure
On 5 November 2015, the Samarco Mineração S.A. (Samarco) iron ore operation in Minas Gerais, Brazil, experienced a tailings dam failure that resulted in a release of mine tailings, flooding the communities of Bento Rodrigues, Gesteira and Paracatu and impacting other communities downstream (the Samarco dam failure). Refer to section 1.15 ‘Samarco’.
Samarco is jointly owned by BHP Billiton Brasil Ltda (BHP Brasil) and Vale S.A. (Vale). BHP Brasil’s 50 per cent interest is accounted for as an equity accounted joint venture investment. BHP Brasil does not separately recognise its share of the underlying assets and liabilities of Samarco, but instead records the investment as one line on the balance sheet. Each period, BHP Brasil recognises its 50 per cent share of Samarco’s profit or loss and adjusts the carrying value of the investment in Samarco accordingly. Such adjustment continues until the investment carrying value is reduced to US$ nil, with any additional share of Samarco losses only recognised to the extent that BHP Brasil has an obligation to fund the losses. After applying equity accounting, any remaining carrying value of the investment is tested for impairment.
Any charges relating to the Samarco dam failure incurred directly by BHP Brasil or other BHP entities are recognised 100 per cent in the Group’s results.
The financial impacts of the Samarco dam failure on the Group’s income statement, balance sheet and cash flow statement for the year ended 30 June 2021 are shown in the tables below and have been treated as an exceptional item.

Financial impacts of Samarco dam failure	2021	2020	2019
	US$M	US$M	US$M
Income statement
Other income (1)	34	489	50
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure (2)	(46)	(64)	(57)
Loss from equity accounted investments, related impairments and expenses:
Samarco impairment expense (3)	(111)	(95)	(96)
Samarco Germano dam decommissioning (4)	(15)	46	(263)
Samarco dam failure provision (5)	(1,000)	(459)	(586)
Fair value change on forward exchange derivatives (6)	136	–	–

Loss from operation s	(1,002)	(83)	(952)
Net finance costs (7)	(85)	(93)	(108)

Loss before taxation	(1,087)	(176)	(1,060)
Income tax expense (8)	(71)	–	–

Loss after taxation	(1,158)	(176)	(1,060)

Balance sheet movement
Trade and other payables	(5)	(5)	4
Derivatives	136	–	–
Tax liabilities	(71)	–	–
Provisions	(741)	(137)	(629)

Net liabilities	(681)	(142)	(625)

		2021		2020		2019
		US$M		US$M		US$M
Cash flow statement
Loss before taxatio n		(1,087)		(176)		(1,060)
Adjustments for:
Samarco impairment expense (3)	111		95		96
Samarco Germano dam decommissioning (4)	15		(46)		263
Samarco dam failure provision (5)	1,000		459		586
Fair value change on forward exchange derivatives (6)	(136)		–		–
Net finance costs (7)	85		93		108
Changes in assets and liabilities:
Trade and other payables	5		5		(4)
Net operating cash flows		(7)		430		(11)

Net investment and funding of equity accounted investments (9)		(470)		(464)		(424)

Net investing cash flows		(470)		(464)		(424)

Net decrease in cash and cash equivalents		(477)		(34)		(435)

(1)	Proceeds from insurance settlements.

(2)	Includes legal and advisor costs incurred.

(3)	Impairment expense from working capital funding provided during the period.

(4)	US$(6) million (2020: US$37 million; 2019: US$263 million) change in estimate and US$21 million (2020: US$(83) million; 2019: US$ nil) exchange translation.

(5)	US$842 million (2020: US$916 million; 2019: US$579 million) change in estimate and US$158 million (2020: US$(457) million; 2019: US$7 million) exchange translation.

(6)
During the period the Group entered into forward exchange contracts to limit the Brazilian reais exposure on the dam failure provisions. While not applying hedge accounting, the fair value changes in the forward exchange instruments are recorded within Loss from equity accounted investments, related impairments and expenses in the Income Statement.

(7)	Amortisation of discounting of provision.

(8)	Includes tax on forward exchange derivatives and other taxes incurred during the period.

(9)
Includes US$(111) million (2020: US$(95) million; 2019: US$(96) million) funding provided during the period, US$(351) million (2020: US$(365) million; 2019: US$(328) million) utilisation of the Samarco dam failure provision, and US$(8) million (2020: US$(4) million; 2019: US$ nil) utilisation of the Samarco Germano decommissioning provision.

Equity accounted investment in Samarco
BHP Brasil’s investment in Samarco remains at US$ nil. BHP Brasil provided US$111 million funding under a working capital facility during the period and recognised impairment losses of US$111 million. No dividends have been received by BHP Brasil from Samarco during the period and Samarco currently does not have profits available for distribution.
Provisions related to the Samarco dam failure

		2021		2020
		US$M		US$M
At the beginning of the financial year		2,051		1,914
Movement in provisions		741		137
Comprising:
Utilised	(359)		(369)
Adjustments charged to the income statement:
Change in estimate - Samarco dam failure provision	842		916
Change in estimate - Samarco Germano dam decommissionin g	(6)		37
Amortisation of discounting impacting net finance costs	85		93
Exchange translation	179		(540)

At the end of the financial year		2,792		2,051

Comprising:
Current		1,206		896
Non-current		1,586		1,155

At the end of the financial year		2,792		2,051

Comprising:
Samarco dam failure provision		2,560		1,824
Samarco Germano dam decommissioning provision		232		227

Samarco dam failure provisions and contingencies
As at 30 June 2021, BHP Brasil has identified provisions and contingent liabilities arising as a consequence of the Samarco dam failure as follows:
Provisions
Provision for Samarco dam failure
On 2 March 2016, BHP Brasil, Samarco and Vale, entered into a Framework Agreement with the Federal Government of Brazil, the states of Espírito Santo and Minas Gerais and certain other public authorities to establish a foundation (Fundação Renova) that is developing and executing environmental and socio-economic programs (Programs) to remediate and provide compensation for damage caused by the Samarco dam failure. Key Programs include those for financial assistance and compensation of impacted persons, including fisherfolk impacted by the dam failure, and those for remediation of impacted areas and resettlement of impacted communities. A committee (Interfederative Committee) comprising representatives from the Brazilian Federal and State Governments, local municipalities, environmental agencies, impacted communities and Public Defence Office oversees the activities of the Fundação Renova in order to monitor, guide and assess the progress of actions agreed in the Framework Agreement. In addition, the 12th Federal Court is supervising the work of the Fundação Renova and the Court’s decisions have been considered in the Samarco dam failure provision change in estimate. Any future decisions will be analysed for impacts on the provision at the time of any decision.
The term of the Framework Agreement is 15 years, renewable for periods of one year successively until all obligations under the Framework Agreement have been performed. Under the Framework Agreement, Samarco has primary responsibility for funding Fundação Renova’s annual calendar year budget for the duration of the Framework Agreement. The funding amounts for each calendar year will be dependent on the remediation and compensation projects to be undertaken in a particular year. Annual contributions may be reviewed under the Framework Agreement. To the extent that Samarco does not meet its funding obligations, each of BHP Brasil and Vale have secondary funding obligations under the Framework Agreement in proportion to its 50 per cent shareholding in Samarco.
Samarco began to gradually recommence operations in December 2020, however, there remains significant uncertainty regarding Samarco’s long-term cash flow generation. In light of these uncertainties and based on currently available information, BHP Brasil’s provision for its obligations under the Framework Agreement Programs is US$2.6 billion before tax and after discounting at 30 June 2021 (30 June 2020: US$1.8 billion).
Under a Governance Agreement ratified on 8 August 2018, BHP Brasil, Samarco and Vale were to establish a process to renegotiate the Programs over two years to progress settlement of the R$155 billion (approximately US$30 billion) Federal Public Prosecution Office claim (described below). Pre-requisites established in the Governance Agreement, for re-negotiation of the Framework Agreement were not implemented during the two year period and on 30 September 2020, Brazilian Federal and State prosecutors and public defenders filed a request for the immediate resumption of the R$155 billion (approximately US$30 billion) claim, which has been suspended from the date of ratification of the Governance Agreement. The claim remains suspended after the parties to the claim agreed to continue the suspension on 19 March 2021. BHP Brasil, Samarco, Vale and Federal and State prosecutors have been engaging in negotiations to seek a definitive and substantive settlement of the obligations under the Framework Agreement and the R$155 billion (approximately US$30 billion) Federal Public Prosecution Office claim. It is not possible to provide a range of outcomes or a reliable estimate of potential settlement outcomes and there is a risk that a negotiated outcome may be materially higher than amounts currently reflected in the Samarco dam failure provision. Until any revisions to the Programs are agreed, Fundação Renova will continue to implement the Programs in accordance with the terms of the Framework Agreement and the Governance Agreement.
BHP Brasil, Samarco and Vale are required to maintain security of an amount equal to the Fundação Renova’s annual budget up to a limit of R$2.2 billion (approximately US$440 million). The security currently comprises R$1.3 billion (approximately US$260 million) in insurance bonds and a charge of R$800 million (approximately US$160 million) over Samarco’s assets. A further R$100 million (approximately US$20 million) in liquid assets previously maintained as security was released for
COVID-19
related response efforts in Brazil.
Samarco Germano dam decommissioning
Samarco is currently progressing plans for the accelerated decommissioning of its upstream tailings dams (the Germano dam complex). Given the significant uncertainties surrounding Samarco’s long-term cash flow generation, BHP Brasil’s provision for a 50 per cent share of the expected Germano decommissioning costs is US$232 million (30 June 2020: US$227 million). The decommissioning is at an early stage and as a result, further engineering work and required validation by Brazilian authorities could lead to changes to estimates in future reporting periods.

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 30 June 2021. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted below, given their status.

Estimates

The provisions for Samarco dam failure and Samarco Germano dam decommissioning currently reflect the estimated remaining costs to complete Programs under the Framework Agreement and estimated costs to complete the Germano dam decommissioning and require the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 85 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December 2023.

While the provisions have been measured based on latest information available, likely changes in facts and circumstances in future reporting periods may lead to material revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.

The key estimates that may have a material impact upon the provisions in the next and future reporting periods include:

•	number of people eligible for financial assistance and compensation and the corresponding amount of expected compensation

•	costs to complete key infrastructure programs, including resettlement of the Bento Rodrigues, Gesteira and Paracatu communities

The provisions may also be affected by factors including but not limited to:

•	resolution of existing and potential legal claims in Brazil and other jurisdictions, including the impact of ongoing settlement negotiations and outcome of the United Kingdom group action complaint

•	potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis, community participation required under the Governance Agreement and rulings made by the 12 th
Federal Court

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement

•	actual costs incurred

•	resolution of uncertainty in respect of the nature and extent of Samarco’s long-term cash generation

•	costs to complete the Germano dam decommissioning

•	updates to discount and foreign exchange rates

•	the outcomes of Samarco’s judicial reorganisation (defined below).

Given these factors, future actual expenditures may differ from the amounts currently provided and changes to key assumptions and estimates could result in a material impact to the provision in the next and future reporting periods.

Contingent liabilities
The following matters are disclosed as contingent liabilities and given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of potential future exposures for BHP, unless otherwise stated. Ultimately, all the legal matters disclosed as contingent liabilities could have a material adverse impact on BHP’s business, competitive position, cash flows, prospects, liquidity and shareholder returns.
Federal Public Prosecution Office claim
BHP Brasil is among the defendants named in a claim brought by the Federal Public Prosecution Office on 3 May 2016, seeking R$155 billion (approximately US$30 billion) for reparation, compensation and moral damages in relation to the Samarco dam failure.
The 12th Federal Court previously suspended the Federal Public Prosecution Office claim, including a R$7.7 billion (approximately US$1.5 billion) injunction request. On 30 September 2020, Brazilian Federal and State prosecutors and public defenders filed a request for the immediate resumption of the R$155 billion (approximately US$30 billion) claim, which has been suspended since the date of ratification of the Governance Agreement. The claim remains suspended after the parties to the claim agreed to continue the suspension on 19 March 2021.
BHP Brasil, Samarco, Vale and Federal and State prosecutors have been engaging in negotiations to seek a definitive and substantive settlement of the obligations under the Framework Agreement and the R$155 billion (approximately US$30 billion) Federal Public Prosecution Office claim. It is not possible to provide a range of outcomes or a reliable estimate of potential settlement outcomes and there is a risk that a negotiated outcome may be materially higher than amounts currently reflected in the Samarco dam failure provision.
United States class action complaint – Samarco bond holders
On 14 November 2016, a putative class action complaint (Bondholder Complaint) was filed in the U.S. District Court for the Southern District of New York on behalf of purchasers of Samarco’s ten-year
bond notes due 2022-2024 between 31 October 2012 and 30 November 2015. The Bondholder Complaint was initially filed against Samarco and the former chief executive officer of Samarco.
The Bondholder Complaint was subsequently amended to include BHP Group Ltd, BHP Group Plc, BHP Brasil, Vale and officers of Samarco, including four of Vale and BHP Brasil’s nominees to the Samarco Board. On 5 April 2017, the plaintiff discontinued its claims against the individual defendants.
The complaint, along with a second amended complaint, had previously been dismissed by the court. The plaintiff filed a motion for reconsideration, or leave to file a third amended complaint, which was denied by the court on 30 October 2019. The plaintiff appealed this decision, which was affirmed by the court of appeals in March 2021.
Australian class action complaint
BHP Group Ltd is named as a defendant in a shareholder class action filed in the Federal Court of Australia on behalf of persons who acquired shares in BHP Group Ltd on the Australian Securities Exchange or shares in BHP Group Plc on the London Stock Exchange and Johannesburg Stock Exchange in periods prior to the Samarco dam failure. The amount of damages sought is unspecified.
United Kingdom group action complaint
BHP Group Plc and BHP Group Ltd were named as defendants in group action claims for damages filed in the courts of England. These claims were filed on behalf of certain individuals, governments, businesses and communities in Brazil allegedly impacted by the Samarco dam failure. The amount of damages sought in these claims is unspecified. The complaint and a subsequent application for permission to appeal have been dismissed by the court, however an application by the claimants to reopen the proceedings was granted in July 2021, allowing the claimants to appeal previous dismissals of the claim.
Criminal charges
The Federal Prosecutors’ Office has filed criminal charges against BHP Brasil, Samarco and Vale and certain employees and former employees of BHP Brasil (Affected Individuals) in the Federal Court of Ponte Nova, Minas Gerais. On 3 March 2017, BHP Brasil filed its preliminary defences. The Federal Court terminated the charges against eight of the Affected Individuals. The Federal Prosecutors’ Office has appealed seven of those decisions with hearings of the appeals still pending. BHP Brasil rejects outright the charges against the company and the Affected Individuals and will defend the charges and fully support each of the Affected Individuals in their defence of the charges.
Other claims
Civil public actions filed by State Prosecutors in Minas Gerais (claiming damages of approximately R$7.5 billion, US$1.5 billion), State Prosecutors in Espírito Santo (claiming damages of approximately R$2 billion, US$400 million), and public defenders in Minas Gerais (claiming damages of approximately R$10 billion, US$2 billion), have been consolidated before the 12th Federal Court and suspended. The Governance Agreement provides for a process to review whether these civil public claims should be terminated or suspended.
BHP Brasil is among the companies named as defendants in a number of legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The other defendants include Vale, Samarco and Fundação Renova. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing.
Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against BHP Brasil and possibly other BHP entities in Brazil or other jurisdictions.
BHP insurance
BHP has various third party general liability and directors and officers insurances for claims related to the Samarco dam failure made directly against BHP Brasil or other BHP entities, their directors and officers, including class actions. External insurers have been notified of the Samarco dam failure along with the third party claims and class actions referred to above. In the period since the dam failure to 30 June 2021, the Group has recognised US$573 million other income from general liability insurance proceeds relating to the dam failure. Recoveries related to general liability insurance are now considered complete.
As at 30 June 2021, an insurance receivable has not been recognised for any potential recoveries in respect of ongoing matters.
Commitments
Under the terms of the Samarco joint venture agreement, BHP Brasil does not have an existing obligation to fund Samarco.
BHP has agreed to fund a total of up to US$765 million for the Fundação Renova programs and Samarco’s working capital during calendar year 2021. This comprises up to US$725 million relating to Fundação Renova programs until 31 December 2021, which will be offset against the Group’s provision for the Samarco dam failure, and a short-term working capital facility of up to US$40 million to be made available to Samarco until 31 December 2021. Amounts related to Fundação Renova and Samarco working capital incurred in the six months to 30 June 2021 have been reflected in the utilisation of the provision and impairment expense respectively disclosed above.
Any additional requests for funding or future investment provided would be subject to a future decision by BHP, accounted for at that time.
Samarco judicial reorganisation
Samarco filed for judicial reorganisation (JR) in April 2021, with the Commercial Courts of Belo Horizonte, State of Minas Gerais, Brazil (JR Court), after multiple enforcement actions taken by certain creditors of Samarco. Samarco’s JR filing followed unsuccessful attempts to negotiate a debt restructure with certain financial creditors and multiple legal actions filed by those creditors which threatened Samarco’s operations. The JR is an insolvency proceeding with a means for Samarco to seek to restructure its financial debts and establish a sustainable financial position that allows Samarco to continue to rebuild its operations and strengthen its ability to meet its Fundação Renova funding obligations. Samarco’s operations are expected to continue during the JR and restructure process. The JR is not expected to affect Samarco’s obligation or commitment to make full redress for the 2015 Fundão dam failure, and is not expected to impact Fundação Renova’s ability to undertake that remediation and compensation. It is not possible to determine the outcomes of the JR or estimate any impact that the reorganisation may have for BHP Brasil, including its share of the Samarco dam failure provisions.

The following section includes disclosure required by IFRS of Samarco’s provisions, contingencies and other matters arising from the dam failure for matters in addition to the above-mentioned claims to which Samarco is a party.

Samarco

Dam failure related provisions and contingencies

In addition to its obligations under the Framework Agreement as at 30 June 2021, Samarco has recognised provisions of US$0.2 billion (30 June 2020: US$0.2 billion), based on currently available information. The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2021, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco commitments

At 30 June 2021, Samarco has commitments of US$0.7 billion (30 June 2020: US$0.4 billion). Following the dam failure Samarco invoked force majeure clauses in a number of long-term contracts with suppliers and service providers to suspend contractual obligations.

Samarco non-dam failure related contingent liabilities

The following non-dam failure related contingent liabilities pre-date and are unrelated to the Samarco dam failure. Samarco is currently contesting both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged non-payment of Brazilian Social Contribution Levy for the calendar years 2007-2014 totalling approximately R$5.9 billion (approximately US$1.2 billion).

Brazilian corporate income tax rate

Samarco has received tax assessments for alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the
2000-2003
and 2007-2014 income years totalling approximately R$4.6 billion (approximately US$0.9 billion).

Provision for dividends and other liabilities [member]
Statement [Line Items]
Provisions
19    Provisions for dividends and other liabilities
The disclosure below excludes closure and rehabilitation provisions (refer to note 15 ‘Closure and rehabilitation provisions’), employee benefits, restructuring and post-retirement employee benefits provisions (refer to note 26 ‘Employee benefits, restructuring and post-retirement employee benefits provisions’) and provisions related to the Samarco dam failure (refer to note 4 ‘Significant events – Samarco dam failure’).

	2021	2020
	US$M	US$M
Movement in provision for dividends and other liabilities
At the beginning of the financial year	1,240	501
Dividends determined	7,894	7,234
Charge/(credit) for the year:
Underlying	260	1,027
Discounting	2	3
Exchange variation s	20	(356)
Released during the year	(43)	(94)
Utilisation	(267)	(99)
Dividends paid	(7,901)	(6,876)
Transfers and other movements	(624)	(100)

At the end of the financial year	581	1,240

Comprising:
Current	293	258
Non-current	288	982